RELATED PARTY TRANSACTIONS (Tables)	6 Months Ended
Jun. 30, 2023
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
Transactions with related parties:

The following table sets forth transactions with related parties:

	Six Months Ended June 30,
	Successor (Consolidated)	Successor (Consolidated)	Predecessor (Combined Carve-out)
(in thousands of $)	2023	Phased period from January 27, 2022 to June 30, 2022(1)	Phased period from January 1, 2022 to June 30, 2022(1)
Ship management fee revenues (a)	455	—	1,342
Ship management and administrative service expenses (a)	(687)	(1,367)	(730)
Debt guarantee compensation (b)	(169)	(279)	—
Commitment fee (c)	(20)	—	—
Office rental (e)	(357)	—	—
	(778)	(1,646)	612
Balances with related parties consisted of the following:

	Successor (Consolidated)	Successor (Consolidated)
(in thousands of $)	June 30, 2023	December 31, 2022
Balances due to Golar and its subsidiaries (d)	—	395
Balances due to QPSL and its affiliates (e)	114,144	1,231
	114,144	1,626

(a) Ship management fees revenue / Ship management and administrative services expense - Golar through its subsidiary, Golar Management Ltd. ("Golar Management"), charged ship management fees for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services were provided by Golar. This provision of technical and commercial management services includes management of four vessels owned by QPSL, subsequently acquired by the Company in November 2022.

In addition, Golar Management and Golar Management (Bermuda) Ltd., entered into the CoolCo Transition Services Agreement ("TSA") pursuant to which Golar provided corporate administrative services to CoolCo. On June 30, 2022, upon completion of the CoolCo Disposal, the CoolCo TSA was replaced by the CoolCo Administrative Services Agreement ("ASA"), for the provision of IT, accounting, treasury, finance operations and other corporate overhead functions.

Following the announcement on February 28, 2023 that Golar sold all but one of its remaining shareholding interest in the Company of common shares to EPS, it ceased to be a related party and subsequent transactions with Golar and its subsidiaries are treated as third party.

(b) Debt guarantee compensation – Golar agreed to remain as the guarantor of the payment obligations of two of the acquired subsidiaries' debt related to two LNG carriers, Golar Ice and Golar Kelvin, in exchange for a guarantee fee of 0.5% on the outstanding principal balances, which as of June 30, 2023 was $193.8 million. The compensation amounted to $0.2 million for the sixth months ended June 30, 2023.

(c) Commitment fee – We obtained a two years revolving credit facility of $25.0 million from Golar. The facility bears a fixed interest rate and commitment fee on the undrawn loan of 5% and 0.5% per annum, respectively. We terminated the revolving credit facility on May 28, 2023.

(d) Balances due to Golar and its subsidiaries - Receivables and payables with Golar and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when Golar pays an invoice on our behalf. Receivables and payables are generally settled quarterly in arrears. Balances owing from Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business.
(e) Balances due to QPSL and its subsidiaries - Receivables and payables with QPSL and its subsidiaries are comprised primarily of management fees advances received for managing their vessels and office rental. We assumed these balances upon conclusion of the acquisition of the LNG carrier and FSRU management organization on June 30, 2022. The balance due as of June 30, 2023 primarily relates to the purchase price of Newbuildings (See Note 12).